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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): December 20, 1994



                             JONES INTERCABLE, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



         Colorado                          1-9953                            84-0613514
         --------                          ------                            ----------
(State of Organization)            (Commission File No.)                   (IRS Employer
                                                                         Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                               (303) 792-3111
- ---------------------------------------------                               --------------
(Address of principal executive office and Zip Code                          (Registrant's
                                                                             telephone no.
                                                                          including area code)

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Item 2.  Acquisition of Assets

         On December 19, 1994, the shareholders of Jones Intercable, Inc. (the "Company") approved an Exchange Agreement and Plan of Reorganization and Liquidation dated May 31, 1994, as amended, between the Company and Jones Spacelink, Ltd. ("Spacelink") providing for the acquisition by the Company of substantially all of the assets of Spacelink and the assumption by the Company of all of the liabilities of Spacelink.

         On December 20, 1994, the Company acquired all of the assets of Spacelink (except for the 2,859,240 shares of the Company's Common Stock owned by Spacelink) and assumed all of the liabilities of Spacelink (other than liabilities with respect to shareholders exercising dissenters' rights) in exchange for 3,900,000 shares of the Company's Class A Common Stock. Spacelink will effect its complete liquidation and distribute the aforesaid shares of the Company's Class A Common Stock and Common Stock to its shareholders, other than to any dissenting shareholders. The Company's shares to be distributed to the Spacelink shareholders will be freely transferable, except for shares acquired by affiliates of the Company.

Item 5.  Other Events

         On December 19, 1994 the shareholders of the Company approved a Stock Purchase Agreement ("BCI Agreement") dated May 31, 1994, as amended, between the Company and Bell Canada International Inc. ("BCI") pursuant to which BCI agreed to acquire an approximate 30% equity interest in the Company.

         On December 20, 1994, BCI purchased 7,414,300 shares of the Company's Class A Common Stock for $27.50 per share, or an aggregate of $203,893,250. BCI also acquired an option from Glenn R. Jones and Jones International, Ltd. ("International") and certain subsidiaries of International to purchase 2,878,151 shares of the Company's Common Stock, representing all of the Company's Common Stock owned by Mr. Jones, International and such subsidiaries of International in exchange for $19.00 per share, or an aggregate of $54,684,869.

         Jones Financial Group, Ltd. ("Financial Group"), an entity owned by Mr. Jones and International, was paid a $2,000,000 fee in connection with the transaction for its services in arranging and negotiating the terms of the BCI Agreement.

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         Also on December 20, 1994:

         (i) BCI acquired (i) a 15% equity interest in Jones Education Networks, Inc., an entity owned by Mr. Jones and International, for $18,000,000; (ii) a 50% equity interest in Jones Lightwave, Ltd., an entity owned by Mr. Jones and International, for $5,000,000 and loaned Jones Lightwave, Ltd. an additional $5,000,000; and (iii) a 20% equity interest in Jones Entertainment Group, Ltd., an entity owned by Mr. Jones and
International, for $7,000,000.

         (ii) The Company, International, Mr. Jones and BCI entered into a Shareholders Agreement providing for, among other matters, certain consent rights of BCI regarding certain major Company transactions and certain rights of BCI to maintain its 30% equity interest in the Company. Pursuant to the terms of the Shareholders Agreement, the Board of Directors of the Company will consist of 13 directors: nine members will be elected by holders of the Company's Common Stock ("Common Directors") and four members of the Company's Board will be elected by holders of the Company's Class A Common Stock ("Class A Directors"). Of the four Class A Directors, BCI will be entitled to designate for nomination one director and Mr. Jones and BCI will be entitled to jointly designate for nomination three directors that are independent directors (as defined). Of the nine Common Directors, Mr. Jones will be entitled to designate for nomination seven directors, and BCI will be entitled to designate for nomination two directors. BCI and Mr. Jones and Jones International, Ltd. have mutually agreed to vote in favor of their respective nominees or joint nominees to serve on the Company's Board of Directors. Effective as of December 20, 1994, BCI has designated Mr. Derek H. Burney, Chairman of the Board, President and Chief Executive Officer of BCI, and Mr. Daniel E. Somers, Senior Vice President and Chief Financial Officer of BCI, to the Company's Board of Directors and such persons have been appointed to the Board.

         (iii) The Company and BCI entered into (i) a Supply and Services Agreement pursuant to which BCI will provide to the Company advice and personnel and (ii) a Secondment Agreement whereby BCI will provide up to ten people for the same period as the Supply and Services Agreement.

         (iv) Mr. Jones entered into an Employment Agreement with the Company for a period of up to eight years providing for an annual base





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compensation of $2,500,000, with an annual cost of living index based adjustment.

         (v) The Company entered into a Financial Services Agreement with Financial Group to engage Financial Group on an exclusive basis to render financial advisory and related services in connection with the direct or indirect acquisition and disposition of, and investment in, certain lines of business for a fee equal to 90% of fees that would be charged to the Company by unaffiliated third parties for the same or comparable services. Financial Group and BCI have entered into a separate agreement pursuant to which BCI is entitled to receive one-half of the fees earned by Financial Group under the Financial Services Agreement.





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Item 7           Financial Statements and Exhibits

                 (a) Audited consolidated financial statements of Jones Spacelink, Ltd. for the fiscal year ended May 31, 1994 and unaudited consolidated financial statements for the quarter ended August 31, 1994. (1)

                 (b) Unaudited pro forma consolidated financial statements as of August 31, 1994. (2)

                 (c)      Exhibits

                          Exchange Agreement and Plan of Reorganization and Liquidation dated as of May 31, 1994 by and between Jones Intercable, Inc. and Jones Spacelink, Ltd., as amended (2)

                          Stock Purchase Agreement dated as of May 31, 1994, between Bell Canada International Inc. and Jones Intercable, Inc., as amended (2)
_________________

(1) Incorporated by reference from the Annual Report on Form 10-K of Jones Spacelink, Ltd. (Commission File No. 0-8947) for fiscal year ended
         May 31, 1994 and from the Quarterly Report on Form 10-Q of Jones Spacelink, Ltd. (Commission File No. 0-8947) for fiscal quarter ended August 31, 1994.

(2) Incorporated by reference from the Form S-4 Registration Statement and Proxy Statement of Jones Intercable, Inc. filed with the Securities and Exchange Commission (Commission File No. 1-9953 and 33-54527).





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  JONES INTERCABLE, INC.,
                                                  a Colorado corporation


Dated:  December 23, 1994                         By: /s/ Elizabeth M. Steele
                                                      Elizabeth M. Steele
                                                      Vice President





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